Exhibit 10.2

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

(THE HARVEST GROUP, LLC)

This First Amendment to Purchase and Sale Agreement is entered into effective the 14th day of December, 2007, by and among Barry Ray Salsbury, Brian Carl Albrecht, Shell Sibley, Carolyn Monica Greer, and Willie Willard Powell (collectively, “Seller”), The Harvest Group, LLC (“Company”), and Saratoga Resources, Inc. (“Saratoga” or “Buyer”).

WHEREAS, Seller, Company and Saratoga are parties to that certain Purchase and Sale Agreement (the “PSA”), dated October 24, 2007; and

WHEREAS, the parties desire to amend the PSA.

NOW THEREFORE, the parties hereby agree as follows:

1.

Unless otherwise indicated or defined herein, capitalized terms not defined herein shall have the meanings attributed to them in the PSA.

2.

The PSA is hereby amended in all relevant places so that all milestones and deadlines contemplated thereby are amended consistent with the attached closing calendar.

3.

The Closing shall occur on January 21, 2008, unless further extended by mutual agreement of the parties.

4.

Section 2.02 of the PSA is amended to reflect that Saratoga shall have the option, at Closing, to pay Seller cash, in the amount of ninety (90%) percent of the Non-Cash Amount, in lieu of the Non-Cash Amount.  Saratoga shall make a good faith effort to raise the capital necessary to exercise said option.

5.

Saratoga shall provide Seller with an update, at least weekly, as to its progress in raising the capital necessary to consummate the transactions contemplated by the PSA and to exercise the option described in paragraph 4 herein.

6.

In connection with the foregoing and only in connection with the foregoing, the PSA is hereby amended, but in all other respects all of the terms and conditions of the PSA remain unaffected.

7.

This First Amendment to Purchase and Sale Agreement may be executed in several counterparts and if executed shall constitute the agreement, binding upon all the parties hereto, notwithstanding all the parties are not signatories to the original and same counterparts.

8.

This First Amendment to Purchase and Sale Agreement shall be effective December 12, 2007 for all purposes.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, the parties have executed this First Amendment to Purchase and Sale Agreement effective as of the date hereinabove set forth.

SARATOGA RESOURCES, INC.

By:  /s/ Thomas F. Cooke

Name:  Thomas F. Cooke

Title:  Chief Executive Officer

THE HARVEST GROUP, LLC

By:  /s/ Barry Ray Salsbury

Name:  Barry Ray Salsbury

Title:  President

/s/ Barry Ray Salsbury

BARRY RAY SALSBURY

/s/ Brian Carl Albrecht

BRIAN CARL ALBRECHT

/s/ Shell Sibley

SHELL SIBLEY

/s/ Carolyn Monica Greer

CAROLYN MONICA GREER

/s/ Willie Willard Powell

WILLIE WILLARD POWELL

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